Relevant Information	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Relevant Information
(37)	Relevant Information

Commercial and Strategic Partnership Avianca, United y Copa Airlines

On November 29, 2018, Avianca Holdings’ airlines (Avianca) entered into a revenue-sharing joint business agreement with United Airlines, Inc. (“United”), a wholly-owned subsidiary of United Continental Holdings, Inc., Compañía Panameña de Aviación, S.A. (“Copa”) and several respective affiliates. This long-term revenue sharing arrangement among United, Avianca and Copa covers routes between the United States and Central and South America (excluding the Caribbean, Mexico and Brazil).

The Avianca Holdings’ airlines (Avianca) that entered into a revenue-sharing joint business agreement are:

•	Aerovías del Continente Americano S.A

•	Taca International Airlines, S.A.

•	Avianca Perú S.A.

•	Avianca Costa Rica S.A.

•	Avianca Guatemala S.A.

•	Servicios Aéreos Nacionales S.A.

•	Isleña de Inversiones S.A.

•	Aerotaxis la Costeña S.A

Allowing the carriers to serve customers as if they were a single airline is expected to enable the companies to better align their frequent flyer programs, coordinate flight schedules and improve airport facilities

By integrating their route networks between United States and the Latin American countries under the joint business agreement (“JBA”), Avianca, together with United and Copa, plan to offer important benefits for travelers, including:

•	Joint service between the companies so that customers may travel with more than 12,000 connection options,

•	New nonstop routes,

•	Additional flights on existing routes and,

•	Reduced travel times.

The arrangement is subject to regulatory approval in the United States and several jurisdictions in Central and South America.